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                                                                    Exhibit 10.5




                          REGISTRATION RIGHTS AGREEMENT

                  This Agreement is made and entered into as of the 1st day of July, 1997, by and between NATIONAL RECORD MART, INC., a Delaware corporation (hereinafter called the "Company"), and WILLIAM A. TEITELBAUM ("Teitelbaum"), for himself and his successors and assigns.

                  WHEREAS, Teitelbaum and the Company are parties to a Stock Option Agreement of even date herewith (the "Option Agreement") pursuant to which the Company has granted Teitelbaum options to purchase 200,000 shares of the Company's Common Stock, which vest over a 20 year period (the "Options"); and

                  WHEREAS, the Options have been, and the Shares (as defined below) will be, issued to Teitelbaum without registration under the securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, and the Company and Teitelbaum desire to provide hereunder for the possible registration of shares of Stock issuable upon exercise of Options (hereinafter "Shares");

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. CERTAIN OTHER DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                           "Commission" shall mean the United States Securities
                  and exchange Commission and any successor federal agency having similar powers.

                           "Common Stock" means the Common Stock, par value
                  $.01, of the Company.

                           "Holder"  Shall mean Teitelbaum and his successors
                  and registered assigns of any Options.

                           "Option Agreement" shall mean the Stock Option
                  Agreement dated as of the date hereof by and between the Company and Teitelbaum.

                           The terms "register", "registered" and "registration"
                  refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                           "Registrable Securities" shall mean Shares which
                  previously have not been sold to the public pursuant to a registration statement and which have been issued or are issuable upon exercise of Options.

                           "Registration Expenses" shall mean all expenses
                  incurred in connection with the Company's complying with
                  Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and accountants expenses including without limitation, any special audits or "comfort" letters incidental to or required by any such registration, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but excluding underwriting discounts and commissions and the reasonable fees and disbursements of special counsel retained by holders of the Registrable Securities being registered, except for the compensation of regular employees of the Company, which shall be paid in any event by the Company).

                           "Requesting Holder" shall mean any Holder who shall
                  request registration of registable securities pursuant to this Agreement.

                           "Shares" means the shares of Common Stock of the
                  Company issued by the Company upon exercise of Options.

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All other capitalized terms not defined herein shall have the meaning as set forth in the Option Agreement.

                  2.       REGISTRATION UNDER SECURITIES ACT, ETC.

                  2.1      Registration Rights.

                  (a) Right to Include Registrable Securities. If, at any time hereafter, the Company proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities of the Company for sale to the public under the Securities Act, it will each such time give prompt written notice to Teitelbaum and all holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and other relevant facts involved in such proposed registration. Upon the written request of Teitelbuam or any other Holder delivered to the Company within ten (10) business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by Teitelbaum or such Holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all registrable Securities which the Company has been so requested to register to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                           (i) If, at any time after giving such written notice
                  of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein);

                           (ii) If (A) the registration so proposed by the
                  Company involves an underwritten offering of the securities so being registered and (B) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its good faith judgment, all the Registrable Securities and all the shares to be offered by the Company are greater than can be accommodated without interfering with the successful marketing of all the securities to be then offered publicly for the account of the Company, then the managing underwriter or underwriters, subject to any applicable contractual limitation, shall reduce of eliminate the securities (including the Registrable Securities) proposed to be sold to a number deemed satisfactory by the managing underwriter or underwriters; and

                           (iii) For purposes of this Section 2.1(a), the term
                  "best efforts" shall not require the Company to reduce the amount or sales price of such securities proposed to be distributed by or through such underwriters except as otherwise required by this Section 2.1.

                  (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

                  2.2 Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in section 2.1, the Company will promptly:

                  (a) prepare and file with the Commission (unless withdrawn by the Company) a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, such registration statement to comply as to form and content and all material respects with the Commission's forms, rules and regulations;


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                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set froth in such registration statement or the expiration of forty-five (45) days after such registration statement becomes effective, and will furnish to each such seller prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

                  (c) furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act; such documents, if any, incorporated by reference in such registration statement or prospectus; and such other documents, in each case, as such seller may reasonably request;

                  (d) use its best efforts (subject to the Company's right to withdraw its registration) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the company shall reasonably determine, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other reasonable acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction or to agree to any restrictions on the ownership or sale of the shares of Common Stock owned by the Company's existing shareholders; and

                  (e) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company within ten (10) days: (i) an Opinion of qualified legal counsel as to the seller's title to the Registrable Securities, (ii) the execution and delivery by the seller of the underwriting agreement to be executed by the Company and each seller, and (iii) such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

                  2.3.     Underwritten Offerings.

                  (a) Inclusion of Registrable Securities. If the Company is requires to effect the registration of any Registrable Securities pursuant to
Section 2.1, the holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Registrable Securities, and the Company will cooperate with such holders of Registrable Securities to the end that the conditions precedent to the obligations of such holders of Registrable



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Securities under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions.

                  (b) Selection of Underwriters. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the selection of the managing underwriter(s) shall be made by the Company and notice of the selection thereof delivered to the holders of all Registrable Securities eligible to participate in such registration.

                  (c) Holdback Agreements. If any registration pursuant to
Section 2.1 shall be in connection with an underwritten public offering, each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or one hundred eighty (180) days after the effective date of such registration statement.

                  2.4.     Indemnification.

                  (a) Indemnification by Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors, trustees and officers and each other person, if any, who controls such seller within the meaning of the Securities Act, in each case, against any losses, claims, damages, liabilities or expenses, joint or several (including, without limitation, the costs and expenses of investigating, preparing for and defending any legal proceeding, including reasonable attorney's fees), to which such seller or any such director, trustee or officer or controlling person may become subject under the securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, trustee, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and conformity with information furnished to the Company by or on behalf of such seller or any such director, trustee officer or controlling person of such seller. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, trustee, officer or controlling person and shall survive the transfer of such securities by such seller. The Company shall agree to make provision for contribution in lieu of any such indemnity that may be disallowed as shall be reasonably requested by any seller.

                  (b) Indemnification by the Sellers. In the event of any securities of the Company under the Securities Act pursuant to which a holder of Registrable Securities sells Registrable Securities covered by such registration statement, such seller of Registrable Securities will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.4) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement hereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such


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seller. The seller shall agree to make provision for contribution in lieu of any such indemnity that may be disallowed as shall be reasonably requested by the Company.

                  (c) Notice of Claims, Etc. Promptly after receipt by an indemnified party of notice of the commencement of any action proceeding involving a claim referred to in the preceding subdivisions of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to he latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section except to the extent that the indemnifying party is damaged by such failure. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such indemnified party.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section (with appropriate modifications) shall be given by he Company and each seller or Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of a governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.



                  3. AMENDMENTS AND WAIVERS. This Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omissions to act of the holder or holders of at least 75% or more of the shares of Registrable Securities (and, in the case of any amendment, action or omission to act which adversely affects any holder of Registrable Securities or a group of holders of Registrable Securities, the written consent of each such holder or each member of such group).



                  4. NOTICES. Notices and other communications under this Agreement shall be in writing and shall be sent by registered mail, postage prepaid, addressed:

                  (a) to any holder of Registrable Securities at the address shown on the stock or warrant transfer books of the Company unless such holder has advised the Company in writing of a different address as to which notices shall be sent under this Agreement; and

                  (b) if to the Company at 540 Forest Avenue, Carnegie, PA 15106, to the attention of its President, or to such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.



                  5. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders of Registrable Securities. This Agreement embodies the entire agreement and understanding between the Company and the other parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.



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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



ATTEST:                                  NATIONAL RECORD MART, INC.



                                         By
--------------------------------           ----------------------------------
                                         Title  Theresa Carlise
                                                Senior VP/CFO
[Corporate Seal]



WITNESS:


                                         By
--------------------------------           ----------------------------------
                                         William A. Teitelbaum



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